______________________________________________________________________________

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION APRIL 1, 2008 ______________________________________________________________________________

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus New Jersey Municipal Money Market Fund, Inc. (the “Fund”), dated April 1, 2008, as the Prospectus may be revised from time to time. To obtain a copy of the Fund’s Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800-645-6561 In New York City -- Call 1-718-895-1206 Outside the U.S. -- Call 516-794-5452

The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS
Page

Description of the Fund	B-2
Management of the Fund	B-9
Management Arrangements	B-17
How to Buy Shares	B-20
Shareholder Services Plan	B-23
How to Redeem Shares	B-23
Shareholder Services	B-25
Determination of Net Asset Value	B-28
Dividends, Distributions and Taxes	B-29
Portfolio Transactions	B-29
Information About the Fund	B-34
Counsel and Independent Registered Public Accounting Firm	B-35
Appendix A	B-33
Appendix B	B-52

DESCRIPTION OF THE FUND

The Fund is a Maryland corporation incorporated on April 4, 1988. The Fund is an open-end, management investment company, known as a municipal money market mutual fund. As a municipal money market fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

      The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the Fund’s investment adviser.

      MBSC Securities Corporation (the “Distributor”) is the distributor of the Fund’s shares.

Certain Portfolio Securities

      The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Municipal Obligations. As a fundamental policy, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities that provide income exempt from Federal and State of New Jersey personal income taxes (collectively, “New Jersey Municipal Obligations”). To the extent acceptable New Jersey Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of New Jersey, income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days’ notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Derivative Products. The Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The principal types of derivative products are described below.

(1) Tax Exempt Participation Interest. Tax-exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

(3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

(4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations. The Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund’s Board.

The average distribution of investments (at value) in Municipal Obligations (including notes) by rating for the fiscal year ended November 30, 2007, computed on a monthly basis, was as follows:

		Moody’s Investors		Standard & Poor’s
Fitch Ratings		Service, Inc.		Ratings Services	Percentage
(“Fitch”)	or	(“Moody’s”)	or	(“S&P”)	of Value

F-1+/F-1		MIG1/VMIG1, P-1		SP-1+/SP-1,	71.5%
A1+/A1
AAA/AA		Aaa/Aa		AAA/AA	4.0%
Not Rated		Not Rated		Not Rated	24.5% [1]
100.0%
(1) Included in the not rated category are securities which, while not rated, all have been
determined by the Manager to be of comparable			quality to securities in the MIG1/SP-1/F-1
rating category.

If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund’s Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization’s second highest rating category, the Fund’s Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund’s Board is subsequently notified of the Manager’s actions.

To the extent the ratings given by Moody’s, S&P or Fitch (collectively, the “Rating Agencies”) for Municipal Obligations may change as a result of changes in such organization or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund’s Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund’s net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody’s, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See “Dividends, Distributions and Taxes.” Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund’s net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the Fund, in excess of 20% of the Fund’s net assets may be invested in securities that are not exempt from State of New Jersey income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Borrowing Money. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.

Stand-By Commitments. To the extent consistent with the requirements for a “qualified investment fund” under the New Jersey gross income tax, the Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with standby commitments will be taxable.

Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

General. The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

Certain municipal lease/purchase obligations in which the Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund’s structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in New Jersey Municipal Obligations. Since the Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of municipal money market funds. You should consider carefully the special risks inherent in the Fund’s investment in New Jersey

Municipal Obligations. You should review the information in “Appendix A” which provides a brief summary of special investment considerations and risk factors relating to investing in New Jersey Municipal Obligations.

Investment Restrictions

The Fund’s investment objective, and its policy to invest normally at least 80% of its net assets (plus any borrowings for investment purposes) in New Jersey Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Fund’s Board members at any time. The Fund may not:

1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin.

5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund’s Prospectus.

8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9. Invest in companies for the purpose of exercising control.

10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested.

For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

If a percentage restriction is adhered to at the time of investment, a change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Fund’s Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
MBSC Securities Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York	Custodian

Board Members of the Fund [1]

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)	Principal Occupation
Position with Fund	During Past 5 Years	Other Board Memberships and Affiliations
(Since)

Joseph S. DiMartino	Corporate Director and Trustee	The Muscular Dystrophy Association,
(64)		Director
Chairman of the Board		Century Business Services, Inc., a provider
(1995)		of outsourcing functions for small and
medium size companies, Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants, Director
Sunair Services Corporation, a provider of
certain outdoor-related services to homes
and businesses, Director
David W. Burke (71)	Corporate Director and Trustee	John F. Kennedy Library Foundation,

Name (Age)	Principal Occupation
Position with Fund	During Past 5 Years	Other Board Memberships and Affiliations
(Since)
Board Member (1994)		Director
William Hodding Carter	Professor of Leadership &	The Century Foundation, Emeritus
III (72)	Public Policy, University of	Director
Board Member (2006)	North Carolina, Chapel Hill	The Enterprise Corporation of the Delta,
	(January 1, 2006 – present)	Director
President and Chief Executive
Officer of the John S. and
James L. Knight Foundation
(February 1, 1998 – February 1,
2006)

Gordon J. Davis (66)	Partner in the law firm of Dewey	Consolidated Edison, Inc., a utility
Board Member (1995)	and LeBoeuf LLP	company, Director
	President, Lincoln Center for the	Phoenix Companies, Inc., a life insurance
	Performing Arts, Inc.	company, Director
	(2001)	Board Member/Trustee for several not-for-
profit groups

Joni Evans (65)	Principal, Joni Evans Ltd.	None
Board Member (1991)	Senior Vice President of the
William Morris Agency (2005)

Ehud Houminer (67)	Executive-in-Residence at the	Avnet Inc., an electronics distributor,
Board Member (2006)	Columbia Business School,	Director
	Columbia University	International Advisory Board to the MBA
Program School of Management, Ben
Gurion University, Chairman

Richard C. Leone (67)	President of The Century	The American Prospect, Director
Board Member (2006)	Foundation (formerly, The	Center for American Progress, Director
Twentieth Century Fund, Inc.),
a tax exempt research
foundation engaged in the
study of economic, foreign
policy and domestic issues

Name (Age)	Principal Occupation
Position with Fund	During Past 5 Years	Other Board Memberships and Affiliations
(Since)
Hans C. Mautner (70)	President – International	Capital and Regional PLC, a British co-
Board Member (2006)	Division and an Advisory	investing real estate asset manager,
	Director of Simon Property	Director
	Group, a real estate investment	Member – Board of Managers of:
	company (1998-present)	Mezzacappa Long/Short Fund LLC
	Director and Vice Chairman of	Mezzacappa Partners LLC
Simon Property Group (1998-
2003)
Chairman and Chief Executive
Officer of Simon Global
Limited (1999-present)

Robin A. Melvin (44)	Director, Boisi Family	None
Board Member (2006)	Foundation, a private family
foundation that supports youth-
serving organizations that
promote the self sufficiency of
youth from disadvantaged
circumstances

Burton N. Wallack (57)	President and Co-owner of	None
Board Member (1991)	Wallack Management
Company, a real estate
management company

John E. Zuccotti (70)	Chairman of Brookfield	Emigrant Savings Bank, Director
Board Member (2006)	Financial Properties, Inc.	Wellpoint, Inc., Director
	Senior Counsel of Weil, Gotshal	Visiting Nurse Service of New York,
	& Manges, LLP	Director
	Chairman of the Real Estate	Columbia University, Trustee
	Board of New York	Doris Duke Charitable Foundation, Trustee

1 None of the Board members are “interested persons” of the Fund, as defined in the 1940 Act.

     Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Fund’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing the Fund’s investments. The Fund’s audit committee met four times and the compensation and nominating committees each met once during the fiscal year ended November 30, 2007. The evaluation committee did not meet during the last fiscal year.

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2007.

Aggregate Holding of Funds in the
Dreyfus Family of Funds for which
Name of Board Member	The Fund	Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	Over $100,000
William Hodding Carter III	None	None
Gordon J. Davis	None	$50,001 - $100,000
Joni Evans	None	None
Ehud Houminer	None	$1 - $10,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	Over $100,000
Burton N. Wallack	None	None
John E. Zuccotti	None	Over $100,000

As of December 31, 2007, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Effective January 1, 2007, the Fund pays its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 17 other funds (comprised of 30 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. (Prior to January 1, 2007, the annual retainer and per meeting attended fee were $30,000 and $4,000, respectively.) The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members receive an annual retainer and a per meeting fee of one-half the amount payable to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended November 30, 2007, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) during the year ended December 31, 2007, was as follows:

		Total Compensation
	Aggregate	From the Fund and
	Compensation	Fund Complex
Name of Board Member	From the Fund *	Paid to Board Member (**)
Joseph S. DiMartino	$3,271	$819,865	(196)
David W. Burke	$2,618	$347,479	(83)
William Hodding Carter	$2,469	$84,729	(30)
III †
Gordon J. Davis	$2,618	$137,942	(39)
Joni Evans	$2,427	$78,229	(30)
Arnold S. Hiatt +	$1,393	$43,346	(30)
Ehud Houminer	$2,469	$223,500	(79)
Richard C. Leone	$2,277	$78,000	(30)
Hans C. Mautner	$2,277	$77,729	(30)
Robin A. Melvin	$2,277	$78,729	(30)

		Total Compensation
	Aggregate	From the Fund and
	Compensation	Fund Complex
Name of Board Member	From the Fund *	Paid to Board Member (**)

Burton N. Wallack	$2,618	$85,229	(30)

John E. Zuccotti	$2,469	$84,729	(30)

* Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $2,036.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

+ Emeritus Board member since May 26, 2007.

Officers of the Fund

J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chairman and a director of the Manager, and an officer of 78 investment companies (comprised of
163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007. Chief Investment Officer,
Vice Chair and a director of the Manager, and an officer of 78 investment companies
(comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of
EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief
Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the
Manager, and an officer of 79 investment companies (comprised of 180 portfolios)
managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate
General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate
General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.
Associate General Counsel of the Manager, and an officer of 79 investment companies
(comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate
General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.
Associate General Counsel of the Manager, and an officer of 79 investment companies
(comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate
General Counsel of the Manager, and an officer of 79 investment companies (comprised of
180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate
General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate
General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager –
Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment
Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager –
Fixed Income Funds of the Manager, and an officer of 79 investment companies
(comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since August 2003. Senior Accounting Manager –
Equity Funds of the Manager, and an officer of 79 investment companies (comprised of
180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager –
Equity Funds of the Manager, and an officer of 79 investment companies (comprised of
180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice
President and Anti-Money Laundering Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of
176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2004. Chief Compliance
Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.
In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund
Accounting and Fund Administration services to third-party mutual fund clients. He is
50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Fund’s Board members and officers, as a group, owned less than 1% of the Fund’s shares outstanding on March 10, 2008.

The following shareholders owned of record 5% or more of the Fund’s shares outstanding on March 10, 2008: Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Fl., E. Syracuse, NY 13057-1382 (16.38%); Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, PA 19103-1628 (9.79%); Pershing Cash Mgmt. Services, One Pershing Plaza, Harborside III, 6th Flr., Jersey City, NJ 07399-0000 (10.92%) and Stifel, Nicolaus & Co. Inc., One Financial Plaza, 501 North Broadway, St. Louis, MO 63102-2131 (15.57%) .

MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial holding company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations, and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board, or by vote of the holders of a majority of the Fund’s shares, or, on not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager: Jonathan Little, Chair of the Board; Jonathan Baum, Chief Executive Officer and a director; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Patrice M. Kozlowski, Senior Vice President – Corporate Communications; Jill Gill, Vice President – Human Resources; Anthony Mayo, Vice President – Information Systems; Theodore A. Schachar, Vice President – Tax; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Ronald P. O’Hanley III, and Scott Wennerholm, directors.

The Fund, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Service Agents”) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     The Manager provides day-to-day management of the Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund’s Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities. The Fund’s portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders’ reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

As compensation for the Manager’s services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund’s average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal year ended January 31, 2005 (the Fund’s former fiscal year end), the fiscal period from February 1, 2005 through November 30, 2005, and for the fiscal years ended November 30, 2006 and 2007 the management fees paid by the Fund amounted to $1,874,267, $1,525,617, $1,852,120, and $2,048,540 respectively.

The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund’s net assets increases.

Distributor. MBSC Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the fund which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds, BNY Mellon Funds Trust and Mellon Institutional Funds. Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the Fund to those intermediaries. Because those payments are not made by you or the Fund, the Fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to certain Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing”. From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

The Bank of New York (the “Custodian”), an affiliate of the Manager, One Wall Street, New York, New York 10286, is the Fund’s custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. You will be charged a fee if an investment check is returned unpayable. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, future commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, future commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchange or money transmitter.

As discussed under “Management Arrangements-Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. The Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund’s primary trading markets are open and the Fund’s management determines to do so. Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See “Determination of Net Asset Value.”

If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

Qualified institutions may place telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Service Agent and your order to purchase Fund shares is paid for other than in Federal Funds, the Service Agent, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Service Agent, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for regular business), Fund shares will be purchased at the share price determined on the next business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.”

Transactions Through Service Agents. Fund shares may be purchased and redeemed through Service Agents which may charge a fee for such services. Some Service Agents will place Fund shares in an account with their firm. Service Agents also may require that the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer’s name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

There is no sales charge by the Fund or the Distributor, although Service Agents may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund understands that these fees may be charged for customer services, including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor’s account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. You should be aware that you may purchase Fund shares directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a Shareholder Services Plan (the “Plan”) pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund’s average daily net assets for certain allocated expenses of providing certain services to the Fund’s shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

A quarterly report of the amounts expended under the Plan and the purposes for which such expenditures were incurred, must be made to the Fund’s Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan.

For the fiscal year ended November 30, 2007, the Fund reimbursed the Distributor $158,531 under the Plan.

HOW TO REDEEM SHARES

General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset BuilderR and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for up to eight business days after the purchase of such shares. In addition, the Fund will not honor checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Checkwriting Privilege. The Fund provides redemption checks (“Checks”) automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Stock Certificates; Signatures.”

Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See “How to Buy Shares--Dreyfus TeleTransfer Privilege.”

Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be charged to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, or shares of certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice-response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components – redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds, or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund’s minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

Amortized Cost Pricing. The valuation of the Fund’s portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Fund’s Board has established, as a particular responsibility within the overall duty of care owed to the Fund’s shareholders, procedures reasonably designed to stabilize the Fund’s price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Fund’s Board at such intervals as it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Fund’s Board. The Service values the Fund’s investments based on methods which include consideration of: yields or prices of Municipal Obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between the Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund’s Board. If such deviation exceeds 1/2 of 1%, the Fund’s Board will consider what actions, if any, will be initiated. In the event the Fund’s Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended November 30, 2007. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income

(consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for regular business. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or the disposition of certain market discount bonds will be treated as ordinary income.

The Fund intends to be a “qualified investment fund” within the meaning of the New Jersey gross income tax. The primary criteria for constituting a “qualified investment fund” are that (i) the Fund is an investment company registered with the Securities and Exchange Commission, which for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

If the Fund qualifies as a qualified investment fund and the Fund complies with its reporting obligations, (a) dividends and distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Fund as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of Fund shares by a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the Fund and gain from the sale of shares in the Fund may represent taxable income.

     Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the fund by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the fund.

Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Under the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, The Fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the fund and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. The Manager also places transactions for other accounts that it provides with investment advice. For the fiscal year ended, January 31, 2005 (the Fund’s former fiscal year end), for the period from February 1, 2005 through November 30, 2005, and fiscal years ended November 30, 2006 and 2007, the Fund did not pay any commissions in connection with such transactions.

     When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to the fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

     When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Disclosure of Portfolio Holdings. It is the policy of the Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, may publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with one month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of holdings twice a month on the 15th day of the month and the last business day of the month, with a 15-day lag. Portfolio holdings will remain available on the website until the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

If a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, such Fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of portfolio holdings may be authorized only by the fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund’s Board.

INFORMATION ABOUT THE FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent public registered accounting firm for the Fund.

APPENDIX A

RISK FACTORS — INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Demographics. New Jersey is the tenth largest state in population and the fifth smallest in land area. With an average of 1,176 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population. New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy. The State's central location also makes it an attractive location for corporate headquarters and international business offices.

The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

New Jersey's population grew rapidly following World War II, but slowed to an annual rate of 0.27% in the 1970's. Between 1980 and 1990, the annual growth rate increased to 0.51%, and to 0.83% in the 1990's and 2000's. While this growth rate is below that of the nation, it compares favorably with other Middle Atlantic states. However, the increase in the State's population since the 1970's masks the redistribution of the population within the State. There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State. The State's population was estimated to be 8,725,000 as of December 2006.

     Economic Outlook. New Jersey's economy continued to expand in 2006 but at a slower pace than 2005. The State added about 131,800 jobs between March 2003 and June 2007. The average unemployment rate for the State was 4.6% in 2006 compared to 4.5% in 2005. The declining trend in the monthly unemployment rate during the last quarter of 2006 through February of 2007 (4.1%), however, reflects improvement in the State's labor market. Although the unemployment rate increased to 4.3% in March 2007, it has remained unchanged for the last four months and has stayed below the national unemployment rate for the eighth straight month.

     The national unemployment rate was 4.5% in June 2007. Payroll employment increased at an average annual rate of 0.9% in 2006 after growing at 1% in 2005. The level of payroll employment in June 2007 was 4.095 million. New Jersey's employment level has consistently remained about the 4.0 million mark for the last thirty-six months. The nation as a whole experience a 1.9% growth in payroll employment in 2006, adding jobs at a faster pace than New Jersey for three years in a row. New Jersey's employment increased by 0.4% in June 2007 from over a year ago, adding close to 9,600 jobs and continuing the positive year-over-year growth trend for the forty-first consecutive month. Employment gains were primarily spread across the services sectors, with particularly strong growth in professional and business services (5,300 jobs), followed by education and health services (3,600 jobs) and other services (2,700 jobs). The government sector added 2,100 jobs during this same period. The financial activities sector grew slowly, adding approximately 300 jobs through June 2007. The State, however, continues to suffer from losses in manufacturing (-3,100 jobs) and job losses in the information services sector (-1,700 jobs) through June 2007.

The preliminary growth rate for the State's personal income of 6.1% for the first quarter of 2007 was above the revised 5.6% rate for the fourth quarter of 2006 but remains below the growth rate of 6.3% for the first quarter of 2006. The personal income growth rate is expected to grow at an average annual rate of approximately 5.2% in 2007. New Jersey's economy is expected to follow the national trend, with the nation leading the way in 2007. Despite near-term uncertainties in the economic outlook, the economies of the State and the nation are expected to continue expanding at a moderate but steady pace in 2007 and improve in 2008. The State and the nation may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors, and businesses become more concerned about energy prices and geopolitical tensions. However, the fundamentals of the State's economic health remain stable and the State's long run prospects for economic growth in 2007 are favorable.

State Funds and Accounting

The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. It is a Constitutional requirement that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds.

General Fund. This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Most revenues received from taxes, most Federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

Property Tax Relief Fund. This fund accounts for revenues from the Gross Income Tax, which are dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. During Fiscal Year 2006, $10.9 billion of property tax relief expenditures were made, and the ending unreserved–undesignated fund balance was $2.6 million.

State Lottery Fund. Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the State's General Fund in support of the amounts annually appropriated for State institutions and for education. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts, are accounted for in this fund. The Lottery is a major source of revenue for State education and institutions. In Fiscal Year 2006, gross revenues totaled $2.4 billion, of which $1.4 billion was returned in prizes, $844.2 million went to State education and institutions, $192.9 million was paid to sales agents and ticket vendors, and $29.4 million covered Lottery operational and promotional expenses. As of June 30, 2006, the State Lottery, since its commencement, has produced over $39.4 billion in gross revenues, $20.5 billion in prizes, and contributed $15.6 billion to the State.

Special Revenue Funds. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

Capital Projects Funds. These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. Such projects may include mental health, educational and correctional facilities and public transportation projects.

Fiduciary Funds. These funds include the Pension Trust Fund, the Investment Trust Fund, the Agency Funds, Private-Purpose Trust Funds and Agency Funds. These funds hold and report financial resources for their respective beneficiaries.

Proprietary Funds. These funds may be used to report any activity for which a fee is charged to external use for goods and services. Activities are required to be reported as enterprise funds if laws or regulations require that the activity's cost of providing services be recovered with fees and charges, rather than with taxes or similar revenues.

Other Revenue Sources.

Federal Aid. Actual Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2004 through 2006 amounted to approximately $7.95 million, $8.01 billion and $8.48 billion, respectively. Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Year 2007 were estimated to be $9.59 billion. Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Year 2008 were estimated to be $10.2 billion.

Atlantic City and Legalized Gambling. Legalized casino gambling was introduced into Atlantic City in 1977. As of July 2003, there were twelve casinos operating in Atlantic City. The Casino Revenue Fund funds several programs that assist the elderly and disabled. From May 1978, the date the first casino opened, through May 31, 2005, the industry has paid a total of $6.4 billion to the State for these programs. As of May 31, 2005, the Casino Revenue Fund had earned $125 million in interest. Collections from Fiscal Year 2007 are estimated to total $449.7 million, a 10.5% decrease from Fiscal Year 2006. The Fiscal Year 2008 estimate of $433.0 million is a 3.7% decrease from Fiscal Year 2007. The Fiscal Year 2007 and 2008 estimates reflect the phase down of certain provisions included in legislation enacted in Fiscal Year 2004 as well as taking into account the negative impact of slot machine venues that have opened in Pennsylvania.

State Economy and Finances

Fiscal Year 2005 Summary. The General Fund ended Fiscal Year 2005 with a fund balance of $3.2 billion, of which, $1.7 billion represented unreserved fund balances. During Fiscal Year 2005, the General Fund's total balance increased by $436.2 million. The State's governmental funds reported a fiscal year-end balance of $8.2 billion. On a budgetary basis, general revenues of $25.1 billion were $2.4 billion lower than the final 2005 Budget. The negative variances of $1.5 billion were primarily the result of unearned Federal and other grant revenues, licenses and fees of $160.9 million and service and assessments of $217.3 million.

During Fiscal Year 2005, State revenues (including transfers) totaled $45.1 billion, an increase of $4.9 billion from Fiscal Year 2004. General taxes amounted to $23.3 billion, which reflects a $2.4 billion increase from Fiscal Year 2004. Gross income taxes, the sales and use tax and the corporation business tax totaled $9.5 billion, $6.5 billion and $2.4 billion, respectively. These three taxes constituted 78.8% of the State's general taxes collected in Fiscal Year 2005. Approximately 51.6% of the State's total revenue came from general taxes, while 23.3% was derived from charges for services. Operating grants amounted to 20.5% of total revenues, while other items such as government subsidies and grants, capital grants, interest and investment earnings and other miscellaneous revenues accounted for the remainder.

Fiscal Year 2005 expenditures totaled $48.6 billion, an increase of $5.2 billion over Fiscal Year 2004. The largest increase in expenditures occurred in the area of government direction, management and control. This increase of $2.1 billion represented a 34.2% increase over Fiscal Year 2004. Overall, 47.7% of the State's expenditures in Fiscal Year 2005 occurred in the areas of education, higher education and physical and mental health. Total expenditures were $3.3 billion lower than appropriated throughout Fiscal Year 2005. A major cause of the State's under spending resulted from the historic practice of over appropriating Federal funds, which permits the State to receive the maximum amount of Federal dollars that become available throughout the fiscal year. During Fiscal Year 2005, the State over appropriated $1.5 billion of Federal funds and other grants, which are now available for use in future years. Other programs that were affected by under spending included physical and mental health ($708.1 million), economic planning, development and security ($606.3 million), community development and environmental management ($581.9 million), government direction, management and control ($473.3 million) and public safety and criminal justice ($447.4 million).

During Fiscal Year 2005, the State made $1.9 billion in expenditures that were supported by the securitization of a portion of cigarette tax revenue and motor vehicle surcharges. Another $1.4 billion was distributed for school construction. State expenditures covered a range of services, with the largest expenses for educational, cultural and intellectual development (28%), physical and mental health (19.7%) and government direction, management and control (16.6%) . During Fiscal Year 2005, governmental activity expenses exceeded program revenues, resulting in the use of $26 billion general revenues (taxes and transfers).

Fiscal Year 2006 Summary. The General Fund's fiscal year ending fund balance totaled $4.4 billion, of which, $2.5 billion represented unreserved fund balances. During Fiscal Year 2006, the total fund balance increased by $1.2 billion.

On a budgetary basis, general revenues of $26.9 billion were $2.5 billion lower than the final 2006 Budget. The negative variance of $1.5 billion was primarily the result of unearned Federal and other grant revenues, services and assessments of $464.7 million and licenses and fees of $171.6 million.

In Fiscal Year 2006, total revenues, including transfers, totaled $50 billion, an increase of $4.9 billion from the prior fiscal year. General taxes totaled $26.7 billion and accounted for 53.4% of total State revenues for Fiscal Year 2006. This number reflects a $3.4 billion increase from the prior fiscal year. The State's gross income tax totaled $11.1 billion, the Sales and Use Tax totaled $6.8 billion and the corporation business tax totaled $3.2 billion. The State's three key taxes comprised 79% of the total general taxes that were collected during Fiscal Year 2006.

Fiscal Year 2006 expenditures totaled $50.7 billion, an increase of $2.3 billion from the prior fiscal year. The areas in which the largest increase in expenditures occurred were economic planning, development, and security. This increase of $791.2 million represented a 19.2% increase over the prior fiscal year. Overall, 47.2% of all State expenditures occurred in the areas of education, higher education and physical and mental health. Total expenditures were $3.2 billion lower than original appropriations enacted throughout Fiscal Year 2006. A major cause of the State's under spending resulted from the historic practice of over appropriating Federal funds, which permits the State to receive the maximum amount of Federal dollars that become available throughout the fiscal year. During Fiscal Year 2006, the State over appropriated $1.5 billion of Federal funds and other grants, which are now available for use in future years. Other programs that were affected by under spending included physical and mental health ($574.1 million), economic planning, development and security ($615.3 million), community development and environmental management ($47.0 million), government direction, management and control ($460.0 million) and educational, cultural, and intellectual development ($426.5 million).

The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Year 2006 in the amount of $169.3 million. The Fiscal Year 2006 appropriation for debt service reflected the effect of the issuance of general obligation refunding bonds in November 2005. Of the approximately $28 billion appropriated for Fiscal Year 2006 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, approximately $11.4 billion (40.9%) was appropriated for State Aid, $9.3 billion (33.3%) is appropriated for Grants-in-Aid, $5.9 billion (21.3%) was appropriated for direct State services, $169.3 million (0.6%) was appropriated for debt service payments and $1.1 billion (3.9%) was appropriated for capital construction.

State Aid. State Aid constituted the largest portion of Fiscal Year 2006 appropriations, with the largest appropriation, in the amount of approximately $9.36 billion, provided for local elementary and secondary education programs. Of this amount, $3.1 billion was for core curriculum standards. The Department of Community Affairs ("DCA") planned to receive $1.03 billion in State Aid for Fiscal Year 2006. Fiscal Year 2006 State Aid appropriations for the Department for Human Services ("DHS") were $468.6 million and for the Department of the Treasury ("DOT") are $470 million.

Grants-in-Aid. The second largest appropriation in Fiscal Year 2006 was for Grants-in-Aid, which represented payments to individuals or public or private agencies for benefits to whom a recipient is entitled by law, or for the provision of services on behalf of the State. Fiscal Year 2006 appropriations totaled approximately $9.3 billion. This amount reflected a reduction of approximately $1.3 billion from Fiscal Year 2005, which was predominantly due to reduction of the FAIR (Fair and Immediate Relief) program. Included in Fiscal Year 2006 appropriations was $1.02 billion for DOT, $4.03 billion for DHS, $1.59 billion for programs administered by the Department of Health and Senior Services, $273.7 million for the Department of Transportation, $914.3 million for State colleges and universities and $116.7 million for the Department of Corrections.

Direct State Services. The third largest portion of Fiscal Year 2006 appropriations was applied to direct State services, which supported the operation of State government's departments, the Executive Office, several commissions, the Legislature and the Judiciary. In Fiscal Year 2006, appropriations were estimated to aggregate approximately $5.94 billion.

Fiscal Years 2007 and 2008 Estimated Revenues and Appropriations.

Sales and Use Tax. Collection for Fiscal Year 2007 are estimated to total $8.57 billion, a 25% increase from Fiscal Year 2006. The Fiscal Year 2008 estimate of $8.9 billion is a 3.9% increase from 2007 estimates. The Fiscal Year 2007 estimate includes a partial year effect of an increase in the tax rate to 7% from 6% and the broadening of the tax base to include certain services.

Gross Income Tax. Collection for Fiscal Year 2007 are estimated to total $11.51 billion, a 9.6% increase from Fiscal Year 2006. The Fiscal Year 2008 estimate of $12.38 billion is a 7.5% increase from 2007 estimates, which includes changes to the tax to account for the expansion of the State's earned income tax credit.

Corporation Business Tax. Collection for Fiscal Year 2007 are estimated to total $2.99 billion, a 0.4% decrease from Fiscal Year 2006. The Fiscal Year 2008 estimate of $2.63 billion is a 12.5% decrease from 2007 estimates, which is based on the expiration of the alternative minimum tax assessment, the complete phase-in of the net operating loss deduction and the reduction in the tax rate on certain corporations.

Approximately $33.48 billion has been appropriated for Fiscal Year 20008. Of that amount, approximately $13.15 billion (39.3%) is appropriated for State Aid, $12.02 billion (35.9%) is appropriated for Grants-in-Aid, $6.59 billion is appropriated for Direct State Services, $438.8 million (1.3%) is appropriated for Debt Service and $1.28 billion (3.8%) is appropriated for Capital Construction.

State Indebtedness

General. As of June 30, 2006, New Jersey's outstanding long-term debt totaled $37.4 billion, a $5.6 billion increase over Fiscal Year 2005. During Fiscal Year 2006, the legislatively authorized bonding capacity increased by $4.5 billion. The State's long-term debt bonded obligations can be broken into the following categories: General Obligation Bonds, Revenue

Bonds, Installment Obligations, Certificates of Participation, Tobacco Settlement Financing Corporation, Inc. Bonds, and Unamortized Premium (Net) Bonds.

General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2005 through 2007 in the amounts of $270.2 million, $169.3 million and $427.8 million, respectively. As of June 30, 2006, the State had $3.1 billion of general obligation bonds issued and outstanding with another $742.4 million of bonds authorized, but not yet issued.

In Fiscal Year 2003, the State issued more than $1.5 billion in general obligation bonds to fund various projects, including school construction, refunding of various general obligation bonds, funding of public and private higher educational institutions, construction of State and municipal community projects and other various voter-approved purposes. Final maturity for these bonds ranges from 2011 to 2027, with semi-annual interest payments commencing for the issued bonds in calendar year 2003. In prior years, the State has refunded various bond issuances by creating separate irrevocable trust funds. Refunding debt has been issued and the proceeds have been used to purchase United States Treasury Obligations--State and Local Government Series that were placed in the trust funds. The investments and fixed earnings from the investments have been sufficient to fully service the defeased debt until the debt is called or matures.

During Fiscal Year 2006, the State refunded various general obligation debt by issuing $203.3 million of general obligation refunding bonds. As a result, $213.0 million of refunded bonds were defeased and the liability was removed from the State's long-term obligations. This refunding was undertaken to reduce the total debt service payments over the next 17 years by $12.3 million. An economic loss of $2.6 million was realized on the transaction. This refunding transaction provided a positive net present value savings of $5.1 million. As of June 30, 2006, the amount of defeased general obligation debt outstanding, but removed from the State's long-term obligations amounted to $1.1 billion.

Revenue Bonds. This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority, the Garden State Preservation Trust, and the New Jersey Transportation Trust Fund Authority. As of June 30, 2006 the State had $13.0 billion of revenue bonds outstanding with another $7.1 billion of bonding authorization remaining for funding various programs.

Installment Obligations. This debt classification represents obligations whose debt service is subject to and dependent upon the Legislature making annual appropriations. Installment obligations include bonds issued to help fund the State's school facilities construction program, and help fund the installation of college and university dormitory fire suppression equipment. The State's installment obligation bonds outstanding as of June 30, 2006 totaled $16.9 billion. Total authorized but unissued installment obligations equaled $3.3 billion as of June 30, 2006.

Certificates of Participation. Proceeds from certificates of participation are used primarily to finance State equipment needs under the State's master lease program. Currently, the State uses a line of credit as its preferred financing method. The State's Certificates of Participation outstanding as of June 30, 2005 totaled $66.1 million.

Unamortized Premium (Net). During Fiscal Year 2005, unamortized premium totaled $1.2 billion, a $705.7 million increase from Fiscal Year 2004. This increase is mainly attributed to the State issuing $8.8 billion of bonds with associated premium.

Short-Term Debt. The State's short-term note program provides effective cash flow management of imbalances that occur in the timing between collections and disbursements of State revenues and appropriations during the fiscal year. The State Treasurer is authorized to issue short-term debt instruments without it constituting a general obligation of the State, or a debt, or a liability within the meaning of the State Constitution. All short-term notes must be retired within twelve months of their issuance date.

Tax and Revenue Anticipation Notes. In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes ("TANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State has authorized the issuance of up to $2.5 billion of TANs for Fiscal Year 2008. The State issued $2 billion in TANs on September 13, 2007. These TANs are payable on June 24, 2008. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

Tobacco Settlement Financing Corporation, Inc. In November, 1998 the State entered into a master settlement agreement (the "MSA") with participating cigarette manufacturers, 46 states, and six other United States jurisdictions in the settlement of certain smoking-related litigation. During Fiscal Year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. ("TSFC"), the State's right, title, and beneficial ownership interest in the State's right to receive tobacco settlement payments under the MSA. In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds were used to fund General Fund expenditures during Fiscal Year 2003 and Fiscal Year 2004. Pursuant to accounting regulations, TSFC's debt is reflected as a part of the State's debt. After taking into account its bond discount, TSFC had $3.3 billion of bonds outstanding at the end of Fiscal Year 2005.

Ratings. As of June 30, 2006, the State's short-term credit ratings were SP-1+ (Standard & Poor's Ratings Group), MIG 1 (Moody's Investors Services) and F1+ (Fitch Investors Services). The State's long-term credit ratings were AA (Standard & Poor's Ratings Group), Aa3 (Moody's Investors Services) and AA- (Fitch Investors Services).

Litigation

The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims and cases.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed on December 9, 1997 on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs such as full-day kindergarten, half-day preschool programs for three and four year olds, technology, alternative school, accountability and school-to-work and college transition programs, and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding with the Abbott school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an education equivalent to that being provided in the Abbott districts. On September 26, 2002, the Administrative Law Judge (the "ALJ") issued an Initial Decision, finding that five of the 17 petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full "Abbott" funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the 12 districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them.

On February 10, 2003, following a review of the Initial Decision, exceptions and record, the Commissioner of Education (the "Commissioner") adopted in part and rejected in part the Initial Decision. The Commissioner directed the respective County Superintendents to undertake thorough reviews of each of their districts' 2003 and 2004 budgets to determine their sufficiency to provide a thorough and efficient education to their students. On March 6, 2003, 10 districts appealed the Commissioner's decision to the State Board of Education. On July 2, 2003, two of the 10 districts withdrew their appeals.

On July 15, 2005, the Legal Committee of the State Board of Education ("Legal Committee") issued a report (the "Initial Report") to the parties. The Initial Report found that the current methods of funding school districts in the State are ineffective and cause disparities. Moreover, the Initial Report found that the appealing school districts and those school districts in this litigation, which did not pursue an appeal, were entitled to relief. The Initial Report directed the Commissioner to undertake a Statewide study of components necessary for a thorough and efficient education and for the Commissioner to conduct individual school district needs assessments for all of the original school districts in this litigation. The Department of Education (the "DOE") filed exceptions to the Initial Report on July 25, 2005. On September 26, 2005, the DOE received a revised report from the Legal Committee, which came virtually to the same conclusions as the Initial Report. The Department has filed exceptions to the revised report and the State intends to continue to vigorously defend this matter. On January 4, 2006, the State

Board of Education adopted the revised report, with slight modifications, from the Legal Committee, thereby finding the State law unconstitutional as applied to the plaintiff school districts. The State of Board of Education has directed the Commissioner to design a needs assessment, which is to be performed in each of the plaintiff school districts. The Commissioner was directed to submit to proposed design of the needs assessment to the State Board of Education by February 1, 2006. Additionally, the State Board of Education found problems with the method of school funding and directed the Commissioner to analyze the current system and provide the State Board of Education with findings and recommendations as to the educational components essential to the establishment of a unified system for public education which meets constitutional goals.

On January 11, 2006, the plaintiffs filed a notice of appeal was filed with the appellate court. On February 23, 2006, the State file a motion to dismiss the appeal except as to certain school districts. On March 28, 2006, the appellate court granted the State's motion to dismiss ("March 28th Order"). The plaintiffs filed a motion for reconsideration of the March 28th Order on March 31, 2006. On April 17, 2006, the plaintiff's motion for reconsideration was denied. On January 29, 2007, the plaintiffs filed with the New Jersey Supreme Court a notice of motion for certification of appeal. On that date, plaintiffs also filed with the appellate court a motion to accelerate the appeal. By order filed on February 21, 2007, the State Supreme Court denied the plaintiffs' motion for certification of appeal. By order filed on February 21, 2007, the appellate court denied the plaintiffs' motion to accelerate the appeal. The State intends to vigorously defend this matter.

Abbott V Appeals. Abbott districts, in furtherance of the Court's decision in Abbott v. Burke ("Abbott V") and DOE regulations, have developed operational plans for the provision of early childhood programs. To date, only one of the original districts that filed petitions for the 1999-2000 school year remains active. Additionally, the Education Law Center (the "ELC") filed petitions for the 1999-2000 school year on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson, and on behalf of the students of West New York arising from the 1999 early childhood departmental decisions. By decisions dated August 20 and November 8, 2001, the matters brought by the ELC were dismissed for mootness, administrative reasons and failure to comply with an order of a judge. Six districts also filed appeals with the Commissioner, which were later transferred to the Office of Administrative Law (the "OAL") and subsequently resolved.

On March 7, 2000 the Supreme Court issued its decision clarifying the requirements of Abbott V as to early childhood education and requiring licensed community providers to serve Abbott preschool children with a preschool program meeting DOE standards. On June 1, 2001, after resolving a number of appeals by Abbott districts seeking additional aid for early childhood programs for the 2000-01 school year, a final OAL decision was rendered on the early childhood "global issues". The State is facilitating the expedition of the remaining early childhood appeal from 1999-2000 in the OAL and will vigorously defend DOE's actions.

2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts asked that their programs be approved as originally requested, and such requests were amicably resolved or dismissed. Eleven districts filed petitions of appeal on DOE decisions awarding additional State aid, seeking over $353 million in addition to the aid previously awarded. The ELC filed petitions challenging the decisions and non-decisions of the DOE in this regard on behalf of students in the 30 Abbott districts. Generally, the ELC takes issue with the DOE's process and decisions regarding additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision and will continue to vigorously defend this appeal.

New Jersey Protection and Advocacy, Inc. v. James Davy (I). Plaintiff, a non-profit agency designated as New Jersey's protection and advocacy organization ("NJP&A") filed this action on April 5, 2005, and subsequently amended its complaint to remove its state law claims. The suit alleges that the DHS is in violation of the due process provisions of the United States Constitution. NJP&A is seeking prospective injunctive relief, specifically an order requiring DHS to promptly take all necessary steps to enable patients in State psychiatric hospitals on Conditional Extension Pending Placement ("CEPP") status to receive services in the most integrated setting appropriate to their needs; monetary penalties, specifically that DHS pay a per diem penalty of $60 to individuals who remain on CEPP status for longer than 60 days; prevailing party costs, disbursements and attorneys' fees; and an injunction requiring DHS to report to NJP&A on the number and names of CEPP patients and other information as NJP&A may require, on an ongoing basis. The State filed a motion to dismiss the complaint. In its opposition to the motion, NJP&A agreed to strike the portion of the complaint in which it requested a per diem penalty of $60 to individuals who remain on CEPP status for longer than 60 days. The remainder of the motion to dismiss was denied by the court on September 30, 2005. The State filed its answer denying liability on all claims asserted by NJP&A on October 13, 2005. At this time, the State estimates its exposure for these claims to be in excess of $20 million per year in increased costs for community placements. The State intends to vigorously defend this matter.

New Jersey Protection and Advocacy, Inc. et al. v. James Davy (II). NJP&A and two clients of the DHS filed this action on September 29, 2005. NJP&A alleges that DHS is in violation of the Americans With Disabilities Act (the "ADA"), the Rehabilitation Act and the Medicaid Act. Plaintiffs are seeking declaratory and prospective injunctive relief, attorneys fees, litigation expenses and other relief. More specifically, the plaintiffs seek community placements for the people that plaintiffs allege are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.

On December 20, 2006, the plaintiffs filed a motion for leave to file an amended complaint, add an additional defendant and modify the scheduling order. The plaintiffs allege the Commissioner is in violation of the Fourteenth Amendment of the U.S. Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual's continued residence at a State developmental center. The plaintiff seek to add the State as an additional defendant because they allege the State is responsible for providing such commitment hearings. The plaintiffs seek declaratory relief from the court finding that the practice of admitting individuals to State developmental centers without any hearings, as well as the lack of annual reviews thereafter, is a denial of access to the courts. In addition, the plaintiffs seek injunction relief requiring that the

State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. The State filed its answer on June 4, 2007.

On May 21, 2007, DHS submitted an eight-year plan to the Legislature to make community placements for all people who are assessed to be appropriate for CEPP and wish to be so placed. The State intends to vigorously defend this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $28 million in damages for a taking of its property without just compensation. The property is approximately 80 acres of freshwater wetlands, where the Department of Environmental Protection (the "DEP") denied an application for 366 single-family homes. On July 25, 2001, the appellate court held that before DEP could approve limited development to prevent its action from constituting a taking it was required to adopt protective rules for the planned development. Upon remand to the trial court, DEP promulgated regulations under the Freshwater Wetlands Protections Act, which took effect on January 22, 2002, and is now in the process of implementing those rules. In July 2003, the trial judge referred the case to mediation. On February 17, 2005, the assigned mediator advised the court that mediation had concluded without agreement. However, informal settlement discussions continue and no trial date has been set. The State is continuing to vigorously defend this matter.

New Jersey Education Association et al. v. State of New Jersey et al. Plaintiffs' complaint alleges that the State violated various State constitutional provisions, statutes and common law by failing to fund the Teachers' Pension and Annuity Fund ("TPAF") in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees' contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorney's fees, disbursements and costs.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. On July 15, 2004, the court granted the State's motion to dismiss as to claims of violation of the constitutional principles of uniformity and fairness in taxation, violation of the Internal Revenue Code of 1986, as amended, and breach of promissory estoppel. The court denied the State's motion on the other claims. On or about June 28, 2004, the plaintiffs had filed an amended complaint, which included allegations of underfunding the TPAF for Fiscal Year 2005. On November 23, 2004, the State moved to dismiss the amended complaint, which motion was denied. The State then moved for leave to appeal to the Appellate Division seeking review of the court's denial of the State's motion to dismiss. On January 13, 2005, the Appellate Division denied the State's motion. On February 2, 2005, the State moved for leave to appeal to the State Supreme Court. By order dated September 12, 2005, the Supreme Court denied the State's motion for leave to appeal. On December 16, 2005, the plaintiffs filed a second amended complaint, which included allegations of underfunding the TPAF and sought additional payment of $992 million. On July 19, 2006, the plaintiffs filed a third amended complaint which include similar allegations and payment demands for Fiscal Year 2007. On March 2, 2007, the State and Legislature filed motions seeking summary judgment and dismissal of the remaining counts in the complaint. These motions were denied by the court in May 2007. The State intends to vigorously defend this matter.

Professional Firefighters Association of New Jersey at al. v. State of New Jersey et al.

This matter was filed on October 4, 2005. The Plaintiffs' complaint alleges that the State violated various U.S. and State constitutional provisions, statuses and common law by failing to adequately fund the Police and Firemen's Retirement System ("PFRS") for Fiscal Years 2004 and 2005. The Plaintiffs also challenge the constitutionality of reductions in PFRS contributions required of local employers for Fiscal Years 2004-07. On January 26, 2007, the court heard arguments on motions made by the State to dismiss the complaint. On March 13, 2007, the court granted the State's motion to dismiss three counts of the seven count complaint and to merge the other counts. The only count before the court is the plaintiffs' claim that the State's funding decisions constitute an unconstitutional impairment of contract. Discovery in the case has begun. The State intends to vigorously defend this matter.

AMEC Civil, LLC v. State of New Jersey, Department of Transportation. Plaintiff alleges that the Department of Transportation breached a construction contract through, among other claims, work limitations, design defects, failure to disclose access problems and the obtainment of permits. The claims were originally filed in three separate complaints in 2003 and 2004. On December 15, 2004, all outstanding claims were consolidated into one complaint. On March 18, 2005, cross-motions for summary judgment on the issues concerning access to the river channel were denied by the court. On June 8, 2005, the State filed a motion to compel discovery. In June 2007, the parties took part in mediation in an effort to settle the litigation. Such efforts have thus far been unsuccessful. The current schedule calls for all motions for summary judgment to be filed by October 1, 2007. No trial date has yet been set. The State intends to vigorously defend this matter.

DeCamp Bus Lines v. New Jersey Transit Corporation ("NJ Transit"). On October 13, 2004, the plaintiff filed a complaint against NJ Transit alleging claims of inverse takings, destructive competition and other damage-based claims. On January 25, 2005, the trial court dismissed all counts except the inverse condemnation claim. Subsequently, on March 10, 2005, the court denied the State's motion for reconsideration. The trial on the plaintiffs' inverse condemnation claim ended on June 13, 2006. On May 11, 2007, the trial court issued its opinion in favor of NJ Transit, finding no merit to the plaintiff's claims and specifically that no compensable inverse taking had occurred. The trial court also dismissed the remainder of the plaintiff's complaint in its entirety.

Horizon Blue Cross/Blue Shield of New Jersey v. The State of New Jersey, et al. The plaintiff has filed a complaint seeking a declaration that recent State legislation removing the availability of insurance premiums tax "cap" for health services corporations is unconstitutional under various provisions of the U.S. and New Jersey Constitutions, and to enjoin the State from collecting the insurance premiums tax. On October 28, 2005, the trial court granted the State's motion to transfer the matter to the Tax Court.

On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the legislation. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss certain claims. On

February 22, 2006, the Tax Court denied Horizon's request for injunctive relief. The Tax Court also, on February 22, 2006, denied the State's cross motion. On June 9, 2006, the Tax Court dismissed Horizon's Section 1983 claim. The parties are engaging in discovery which has been the subject of two motions to compel by Horizon. The first motion was withdrawn by Horizon. The subsequent motion was heard on May 18, 2007 and was denied by the Tax Court. Horizon moved for interlocutory appellate review in June 2007. The State filed opposition to Horizon's motion on June 18, 2007. Interlocutory appellate review was subsequently denied. Discovery in this matter continues. The State intends to vigorously defend this matter.

J.D., J.G., v. Lucille E. Davy, Commissioner of the New Jersey Department of Education, in her official capacity; Stuart Rabner, New Jersey Attorney General, in his official capacity; Bradley Abelow, Treasurer of the State of New Jersey, in his official capacity; Yut'se Thomas, Assistant Commissioner of the New Jersey Department of Education, Finance Division, in her official capacity, Scott Weiner, Chief Executive Officer, New Jersey Schools Construction Corporation, in his official capacity. In late January 2007, plaintiffs filed a complaint in trial court for injunctive and declaratory relief striking down provisions of State law that plaintiffs allege unconstitutionally discriminate against children attending Newark public charter schools. The action is styled as a class section for all students currently attending public charter schools in Newark. The complaint further states that the disparity between Abbott funding in Newark's district school and the public charter schools in Newark is $9,600 annually per pupil and $37,000 per pupil in facilities funding. By not allowing Newark's public charter schools access to Abbott funding and State facilities, plaintiffs allege the State is violating the Equal Protection Clause of the New Jersey Constitution. The State filed a motion to dismiss the complaint on April 10, 2007. Oral argument on the motion was heard on July 13, 2007, at which time the trial court reserved decision on the State's motion. The State intends to vigorously defend this matter.

Abbott v. Burke. On April 12, 2007, the plaintiffs filed a motion in aid of litigants rights with the New Jersey Supreme Court requesting the State be ordered to comply with prior State Supreme Court directives to remediate the school facilities deficiencies in the Abbott districts. The plaintiffs argued that the State was in default of its constitutional obligations to fund school facilities construction projects in the Abbott districts. The plaintiffs requested that the State Supreme Court order the State to secure and provide funding necessary to resume planning, design, construction and other activities to complete approved school facilities construction projects in the Abbott districts, including necessary health and safety repairs, by June 30, 2007. After the receipt of written submissions by the State and amici Abbott districts, on May 24, 2007, the Supreme Court denied the plaintiffs motion. On October 2, 2007, the plaintiffs filed a new motion in aid of litigants' rights with the State Supreme Court. The plaintiffs made the same arguments as contained in the motion filed on April 2007 and requested the same relief. The Sate intends to vigorously defend this matter.

Crawford v. Davy, et al. On July 13, 2006, the plaintiffs filed a class action lawsuit in trial court against the New Jersey Department of Education (the "Department") and the Boards of Education of Asbury Park, Atlantic City, Beverly City, Bound Brook, Bridgeton, Camden, Clementon Borough, East Orange, Elizabeth, Engelwood City, Irvington, Jersey City, Lakewood Township, Lawnside Borough, Millville City, New Brunswick, Newark, Orange, Paterson, Perth Amboy, Salem City, Trenton, Wildwood, Woodbine and Woodlynne Borough (the "Districts") requesting declaratory and injunctive relief. The plaintiffs allege that compulsory attendance laws, mandatory attendance zones and the boundaries of each District violate their equal protection rights provided under both the State and U.S. Constitutions, when such laws are applied to keep children in failing schools within the Districts. The plaintiffs seek a finding that the Department's actions and omissions have violated the United States Constitution and seek an order requiring the Department: (1) to permit the plaintiffs to withdraw from the failing schools within the Districts; and (2) to permit each plaintiff to utilize the share of State and local district funding allocable to each plaintiff to pay for the cost of tuition in a public school or private school of the plaintiff's choice. A case management conference was held on December 21, 2006. Oral argument on this matter was held on April 10, 2007, at which time the court reserved decision on the State's motion. The Sate intends to vigorously defend this matter.

New Jersey Self-Storage Association, etc., et al. v. Jon Corzine, et al. (II) On or about January 12, 2007, the plaintiff field a complaint in trial court seeking a declaration that the enactment of the new 7% sales tax on self-storage receipts violates several Federal and State constitutional provisions including, violations of due process and equal protection, the takings clause, the special legislation clause and the uniformity clause. On March 5, 2007, the State filed a motion (in lieu of an answer) to dismiss the complaint, or in the alternative, to transfer this matter to the Tax Court. On April 24, 2007, the trial court granted the State's motion to transfer. The State intends to vigorously defend this matter.

New Jersey YMCA State Alliance, Inc., o/b/o of its members and the YMCA of Burlington County, etc. v. Director Division of Taxation. On October 19, 2006, the plaintiffs filed a complaint and an order to show cause in trial court for a declaratory judgment against the application of certain taxes fees and dues for health, fitness, sporting, shopping and other clubs or organizations at a rate of 7%, which was added to the Sales and Use Tax Act by the Legislature on July 8, 2006, with an effective date of October 1, 2006. The trial court denied plaintiffs' claim for temporary relief and transferred the case to the Tax Court. In January 2007, the Tax Court entered a case management order, setting forth a discovery and briefing schedule, culminating in July 2007. The parties reached a settlement. A stipulation of settlement was executed and filed by the parties with the Tax Court on August 3, 2007. The State intends to vigorously defend this matter.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody’s and Fitch:

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. The rating ‘AA’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1. ‘

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

Moody’s applies numerical modifiers 1, 2, and 3 to the ‘Aa’ generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A plus (+) or minus (-) sign designation may be appended to the ‘AA’ of ‘F1’ a rating to denote relative status within the rating category.